For Immediate Release                                Contact: Lonnie R. Trasamar
---------------------                                         (507) 553-3151
April 25, 2003


              Wells Financial Corp. Announces First Quarter Results

         Wells, Minnesota - April 25, 2003 - Lonnie R. Trasamar, President of Wells Financial Corp. (the Company), the holding company of Wells Federal Bank (the Bank), announced earnings of $888,000 for the quarter ended March 31, 2003, up $35,000 or 4.1%, when compared to the quarter ended March 31, 2002. Basic earnings per share for the first quarter of 2003 were $0.79 per share, up $0.06 or 8.2% when compared to the first quarter of 2002. Diluted earnings per share for the first quarter of 2003 were $0.77, up $0.06 or 8.5%, when compared to the first quarter of 2002. Trasamar stated that he is pleased with the continued profitability of the Company. "Loan originations by the Bank have been excellent", he stated. He went on to explain that in addition to loan originations by the Bank, the Bank continues to develop relationships with correspondent banks throughout southern Minnesota to originate residential, farm and commercial mortgage loans which gives the Bank an even greater market share.

         Wells Financial Corp. and Wells Federal Bank are headquartered in Wells, Minnesota. The Bank operates eight full service offices located in Wells, Blue Earth, Mankato, Fairmont, North Mankato, Albert Lea, St. Peter and Owatonna Minnesota and a loan origination office located in Farmington, Minnesota. The Bank is a community oriented, full service savings bank offering traditional mortgage, consumer, commercial and agricultural loan products. The Bank offers insurance, mutual funds and variable rate annuity products through its subsidiary, Wells Insurance Agency.

Dividend

         On April 18, 2003, the Company announced a cash dividend of $0.20 per share payable on May 15, 2003 to shareholders of record on May 1, 2003.

Forward-looking Statements

         The foregoing material may contain forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Selected Financial Information

                                            03/31/03         12/31/02
                                      ------------------------------------------
Return on average assets  (1)                 1.59%            1.47%
Return on average equity  (1)                13.86%           13.31%
Net interest rate spread                      2.89%            3.16%
Net interest margin                           3.17%            3.47%
Book value per share                        $22.89           $22.42
(1) annualized

                      WELLS FINANCIAL CORP. and SUBSIDIARY
                 Consolidated Statements of Financial Condition
                      March 31, 2003 and December 31, 2002
                             (Dollars in Thousands)
                                   (Unaudited)

ASSETS
                                                                         2003         2002
                                                                      ---------    ---------
Cash, including interest-bearing accounts
     March 31, 2003 $45,636; December 31, 2002 $35,178                $  46,560    $  36,571
Certificates of deposit                                                     200          200
Securities available for sale, at fair value                             20,315       19,856
Federal Home Loan Bank Stock, at cost                                     1,875        1,875
Loans held for sale                                                      14,439        9,695
Loans receivable, net                                                   135,662      145,586
Accrued interest receivable                                               1,233        1,387
Foreclosed real estate                                                      417          209
Premises and equipment                                                    3,400        2,975
Mortgage servicing rights, net                                            2,242        2,179
Other assets                                                                115           83
                                                                      ---------    ---------
            TOTAL ASSETS                                              $ 226,458    $ 220,616
                                                                      =========    =========

LIABILITIES AND STOCKHOLDERS'  EQUITY

LIABILITIES
   Deposits                                                           $ 172,671    $ 169,126
   Borrowed funds                                                        23,000       23,000
   Advances from borrowers for taxes and insurance                        2,129        1,347
   Deferred income taxes:                                                 1,301        1,376
   Accrued interest payable                                                 126           50
   Accrued expenses and other liabilities                                 1,348          494
                                                                      ---------    ---------
            TOTAL LIABILITIES                                           200,575      195,393
                                                                      ---------    ---------

STOCKHOLDERS' EQUITY:
   Preferred stock, no par value; 500,000 shares
      Authorized; none outstanding                                            -            -
   Common stock, $.10 par value; authorized 7,000,000
      Shares; issued 2,187,500 shares                                       219          219
   Additional paid-in capital                                            16,959       16,985
   Retained earnings, substantially restricted                           24,950       24,287
   Accumulated other comprehensive income                                   627          746
   Unearned ESOP shares                                                       -          (29)
   Unearned compensation restricted stock awards                           (117)        (138)
   Treasury stock, at cost, 1,056,614 shares at March 31, 2003, and
   1,062,435 shares at December 31, 2002                                (16,755)     (16,847)
                                                                      ---------    ---------
            TOTAL STOCKHOLDERS' EQUITY                                   25,883       25,223
                                                                      ---------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 226,458    $ 220,616
                                                                      =========    =========

                      WELLS FINANCIAL CORP. and SUBSIDIARY
                        Consolidated Statements of Income
                   Three Months Ended March 31, 2003 and 2002
                  (Dollars in thousands, except per share data)
                                   (Unaudited)


                                                            2003         2002
                                                        ----------   ----------
Interest and dividend income
   Loans receivable:
      First mortgage loans                              $    1,939   $    2,375
      Consumer and other loans                                 721          786
   Investment securities and other
       interest bearing deposits                               340          391
                                                        ----------   ----------
                   Total interest income                     3,000        3,552
                                                        ----------   ----------
Interest Expense
   Deposits                                                    986        1,389
   Borrowed funds                                              307          307
                                                        ----------   ----------
                   Total interest expense                    1,293        1,696
                                                        ----------   ----------
                   Net interest income                       1,707        1,856
Provision for loan losses                                     --             23
                                                        ----------   ----------
     Net interest income after provision for losses          1,707        1,833
                                                        ----------   ----------
Noninterest income
   Gain on sale of loans originated for sale                   820          487
   Loan origination and commitment fees                        587          305
   Loan servicing fees                                         218          154
   Insurance commissions                                        94           80
   Fees and service charges                                    220          201
   Other                                                        30            8
                                                        ----------   ----------
                   Total noninterest income                  1,969        1,235
                                                        ----------   ----------
Noninterest expense
   Compensation and benefits                                   911          787
   Occupancy and equipment                                     261          233
   Data processing                                             125          136
   Advertising                                                  59           46
   Amortization and valuation adjustments for
           mortgage servicing rights                           519          119
   Other                                                       341          298
                                                        ----------   ----------
                   Total noninterest expense                 2,216        1,619
                                                        ----------   ----------
                   Income  before income taxes               1,460        1,449
Income tax expense                                             572          596
                                                        ----------   ----------
                   Net Income                           $      888   $      853
                                                        ==========   ==========
Earnings  per share
      Basic                                             $     0.79   $     0.73
                                                        ==========   ==========
      Diluted                                           $     0.77   $     0.71
                                                        ==========   ==========

Weighted average number of common shares outstanding:
      Basic                                              1,125,866    1,162,394
                                                        ==========   ==========
      Diluted                                            1,147,342    1,194,997
                                                        ==========   ==========